THE INTERPUBLIC GROUP OF COMPANIES, INC.
                         2004 PERFORMANCE INCENTIVE PLAN
                                  ("the Plan")

                      FORM OF 2004 PLAN OPTION CERTIFICATE

          THIS DOCUMENT IS IMPORTANT AND SHOULD BE KEPT IN A SAFE PLACE
          -------------------------------------------------------------

THIS IS TO CERTIFY that, on the date shown below, the employee identified below (the Grantee") has been granted an option award at the Exercise price stated below to purchase the number of shares of Common Stock of The Interpublic Group of Companies, Inc. specified below, subject to the rules of the above-mentioned Plan.

Grantee:

Date of Grant:

Number of shares of Common Stock Subject to the Option:

Exercise Price per share:  $

Option Expiration Date:

[Vesting provisions to be inserted. Except as set forth in the Plan, the Option may not be exercised during the twelve-month period following the Date of Grant.]




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The foregoing Grant of an Option Award is hereby accepted on the terms contained herein:



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           Grantee